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                                  EXHIBIT 10.10

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT, made and entered into as of this 30th day of October, 2003, by Aero Systems Engineering, Inc., a Minnesota corporation, (hereinafter referred to herein as the "Guarantor") in favor of M&I Marshall & Ilsley Bank, ("Lender"), whose address is 651 Nicollet Mall, Minneapolis, Minnesota 55402.

                                    RECITALS

         A. Pursuant to a Credit Agreement dated the date hereof (together with any amendment thereto, the "Credit Agreement"), Automation, Manufacturing & Robotic Technologies, LLC (the "Borrower"), and the Lender have agreed that the Lender will make a loan (hereinafter referred to as the "Loan") to the Borrower in the aggregate principal amount not to exceed Five Hundred Thousand and no/100 Dollars ($500,000.00).

         B. The Loan is evidenced by a Promissory Note, dated as of the date hereof, from the Borrower to the Lender (hereinafter said Promissory Note as it now exists and as the same may be hereafter amended or extended from time to time is referred to herein as the "Note").

         C. To secure payment of the Note, the Borrower has executed and delivered to the Lender a Security Agreement, dated as of the date hereof (together with any amendment thereto, the "Security Agreement") and such other documents as Lender has required (the Credit Agreement, the Note, the Security Agreement and such other documents are hereinafter collectively referred to as the "Loan Documents").

         D. In order to induce the Lender to make the Loan and enter into the Loan Documents, and as additional security for the Loan and all other monies to be advanced under the Note and the other Loan Documents, the Guarantor has agreed to give this Guaranty.

         E. The Lender has refused to make the Loan unless this Guaranty is executed by the Guarantor and delivered to Lender.

         NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

         1. The Note and the other Loan Documents are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and all representations and warranties made by the Borrower in the Loan Documents are true and correct.

         2. The Guarantor hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt payment (and not just collectibility) and performance of all of the following (hereinafter being collectively referred to as the "Obligations Guaranteed"):

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                  (a)      All amounts due under the Note and the other Loan
                           Documents;

                  (b) All obligations of the Borrower under the Loan Documents; and

                  (c) All costs and expenses incurred by Lender to collect any sums due hereunder or under the Loan Documents, including reasonable attorneys' fees whether or not suit is commenced.

         3. The Guarantor hereby agrees that the Lender may from time to time without notice to or consent of the Guarantor upon such terms and conditions as the Lender may deem advisable and without affecting this Guaranty:
(a) release any maker, surety or other person liable for payment of all or any part of the Obligations Guaranteed; (b) make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the sums due under the Note, the other Loan Documents or the Obligations Guaranteed; (c) modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lender may have hereunder, under the Note or any of the other Loan Documents; (d) accept additional security or guarantees of any kind; (e) endorse, transfer or assign the Note and the other Loan Documents to any other party; (f) accept from the Borrower or any other party partial payment or payments on account of the Obligations Guaranteed; (g) from time to time hereafter further loan monies or give or extend credit to or for the benefit of the Borrower; or (h) release, settle or compromise any claim of the Lender against the Borrower, or against any other person, firm or corporation whose obligation is held by the Lender as collateral security for repayment of the Note or for the Obligations Guaranteed.

         4.       The Guarantor hereby unconditionally and absolutely waives:
(a) any obligation on the part of the Lender to protect, secure or insure any of the security given for the payment of the sums due under the Note and the other Loan Documents or for payment of the Obligations Guaranteed; (b) the invalidity or unenforceability of the Obligations Guaranteed; (c) the release of any of the security given for the payment of the Note; (d) notice of acceptance of this Guaranty by the Lender; (e) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment; (f) notice of any defaults under the Note or in the performance of any of the covenants and agreements contained therein or in any other Loan Document given as security for the Note; (g) any limitation or exculpation of liability on the part of the Borrower whether contained in the Note or otherwise; (h) the transfer or sale by the Borrower of any security given for the Note, the other Loan Documents or the Obligations Guaranteed or the diminution in value thereof, (i) any failure, neglect or omission on the part of the Lender to realize on or protect any security given for the Note, the other Loan Documents or the Obligations Guaranteed; (j) any right to insist that the Lender prosecute collection of the Note or resort to any instrument or security given to secure the Obligations Guaranteed or to proceed against the Borrower or against any other guarantor or surety prior to enforcing this Guaranty; provided, however, at its sole discretion the Lender may either in a separate action or an action pursuant to this Guaranty pursue its remedies against the Borrower or any other guarantor or surety, without affecting its rights under this Guaranty; (k) notice to the Guarantor of the existence of or the extending to the Borrower of the Obligations Guaranteed; (l) any order, method or manner of application of any payments on the Obligations Guaranteed;
(m) any right to insist that the Lender disburse the full principal amount of the Note to Borrower or the order, method, manner or amounts disbursed

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under the Note; or (n) any right of subrogation against the Borrower in respect of this Guaranty until all the Obligations Guaranteed have been fully and finally paid.

         5. Without limiting the generality of the foregoing, the Guarantor will not assert against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Borrower in respect of the Note or any other Loan Document, or any setoff available against the Lender to the Borrower whether or not on account of a related transaction, and the Guarantor expressly agrees that the Guarantor shall be and remain liable for the Obligations Guaranteed to the extent that it constitutes a deficiency remaining after foreclosure of any security interest securing the Note, notwithstanding any provisions of law that may prevent the Lender from enforcing such deficiency against the Borrower. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting the Borrower or any of its assets. The Guarantor further agrees that no act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of the Guarantor hereunder shall in any way affect or impair this Guaranty and Guarantor agrees that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until all sums due on the Note and the other Loan Documents as well as all Obligations Guaranteed have been paid in full.

         6. The Guarantor agrees that all indebtedness, liability or liabilities now or at any time or times hereafter owing by Borrower to the Guarantor are hereby subordinated to the Obligations Guaranteed and any payment of indebtedness of the Borrower to the Guarantor, if the Lender so requests, shall be received by the Guarantor as trustee for the Lender on account of the Obligations Guaranteed. The Guarantor agrees that the payment of any amount or amounts by Guarantor pursuant to this Guaranty shall not in any way entitle the Guarantor whether at law, in equity or otherwise to any right to participate in any security held by the Lender for the payment of the Obligations Guaranteed, any right to direct the application or disposition of any such security or any right to direct the enforcement of any such security. Performance by the Guarantor under this Guaranty shall not entitle Guarantor to be subrogated to any of the Obligations Guaranteed or to any security therefor until all the Obligations Guaranteed have been fully and finally paid. Notwithstanding the above, Guarantor may, upon demand by Lender for payment under this Guaranty, purchase the Note and all other Loan Documents from the Bank for the total amount outstanding under the Note and such other Loan Documents.

         7.       The Guarantor hereby warrants and represents unto Lender that
(a) this Guaranty has been duly authorized, executed and delivered by the Guarantor in compliance with the Guarantor's Articles of Incorporation and Bylaws, (b) any and all balance sheets, net worth statements and other financial statements and data which have heretofore been given to Lender with respect to Guarantor fairly and accurately represent the financial condition of the Guarantor as of the date hereof, and, since the date thereof, there has been no material adverse change in the financial condition of the Guarantor, (c) except as may be set out on any exhibit attached hereto, (i) there are no legal proceedings, material claims or demands pending against, or to the knowledge of the Guarantor threatened against, Guarantor or any of Guarantor's assets which if

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determined adversely to the Guarantor would have a material adverse affect on the Guarantor's ability to perform his obligations hereunder, (ii) the Guarantor is not in breach or default of any obligation to pay money, and (iii) no event (including specifically the Guarantor's execution and delivery of this Guaranty) has occurred which, with or without the lapse of time or action by a third party, constitutes or could constitute a material breach or material default under any document evidencing or securing any obligation to pay money or under any other contract or agreement to which the Guarantor is a party, and (d) the Guarantor has knowledge of the Borrower's financial condition and affairs and of all other circumstances which bear upon the risk assumed by the Guarantor under this Guaranty (the Guarantor hereby agreeing to continue to keep himself informed thereof while this Guaranty is in force and agreeing that Lender does not have and will not have any obligation to investigate the financial condition or affairs of Borrower for the benefit of the Guarantor or to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of Borrower or any other circumstance which may bear upon the Guarantor's risk hereunder which come to the knowledge of Lender, its directors, officers, employees or agents of any time, whether or not Lender knows, believes or has reason to know or to believe that any such fact or change is unknown to the Guarantor or might or does materially increase the risk of the Guarantor hereunder). The Guarantor shall not transfer any of its assets for the purpose of preventing Lender from satisfying any judgment rendered under this Guaranty therefrom, either before or after the entry of any such judgment.

         8. The Guarantor agrees this Guaranty is executed in order to induce the Lender to make and disburse the Loan and with the intent that it be relied upon by the Lender in making and disbursing the Loan. Disbursement of any part of the Loan without any further action or notice, shall constitute conclusive evidence of the reliance hereon by the Lender. This Guaranty shall run with the Note and other Loan Documents and without the need for any further assignment of this Guaranty to any subsequent holder of the Note or the need for any notice to Guarantor thereof. Upon endorsement or assignment of the Note to any subsequent holder, said subsequent holder of the Note may enforce this Guaranty as if said holder had been originally named as Lender hereunder.

         9. The Guarantor submits and consents to personal jurisdiction in the State of Minnesota for the enforcement of this Guaranty and waives any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the State of Minnesota for the purposes of litigation to enforce this Guaranty. Litigation may be commenced either in the court of general jurisdiction of such state or the United States District Court for the district in that state, at the election of the Lender. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by the Guarantor, or against the Guarantor personally, or against any property of the Guarantor, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement as to the laws of the state which shall govern the rights and obligations of the Guarantor and Lender hereunder or of the submission made by the Guarantor to personal jurisdiction within the State of Minnesota. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the state where an action on this Guaranty is commenced.

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         10.      No right or remedy herein conferred upon or reserved to the
Lender is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lender.

         11. This Guaranty is delivered in and made in and shall in all respects be construed pursuant to the laws of the State of Minnesota.

         12. This Guaranty, and each and every part hereof, shall be binding upon the Guarantor and upon Guarantor's, administrators, representatives, executors, successors and assigns and shall inure to the benefit of each and every future holder of the Note, including the heirs, administrators, representatives, executors, successors and assigns of the Lender.

         13. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail to their respective addresses as set forth herein, or to such other places any party hereto may hereafter by notice in writing designate, shall constitute service of notice hereunder. The Guarantor hereby represents and warrants to the Lender that the address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying any such change of address and specifically requesting that notices be issued to such changed address, the Lender may rely on the address stated as being accurate. The Guarantor hereby agrees to provide the Lender with written notice of any change of address of the Guarantor within fifteen (15) days of such change.

         14. The Guarantor agrees that if, at any time, all or any part of any payment previously applied by the Lender to any of the Obligations Guaranteed must be returned by the Lender for any reason, whether by court order, administrative order or settlement, the Guarantor shall remain liable for the full amount returned as if said amount had never been received by the Lender, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the Obligations Guaranteed.

         15. THE LENDER BY ITS ACCEPTANCE HEREOF AND GUARANTOR HEREBY VOLUNTARILY KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR CONCERNING THE OBLIGATIONS GUARANTEED AND/OR ANY COLLATERAL CONTEMPLATED THEREBY, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. THE GUARANTOR ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE GUARANTOR HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTAND THE LEGAL EFFECT OF THIS WAIVER.

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         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

                                            AERO SYSTEMS ENGINEERING, INC.

                                            By: /s/ Charles Loux
                                                --------------------------------
                                            Its: President & CEO

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